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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) September 8,
                             2003 (August 27, 2003)



                              GLIMCHER REALTY TRUST
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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                MARYLAND                                     1-12482                                31-1390518
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
     (STATE OR OTHER JURISDICTION                         (COMMISSION                             (IRS EMPLOYER
          OF INCORPORATION)                               FILE NUMBER)                          IDENTIFICATION NO.)
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                        150 E. Gay Street, Columbus, Ohio                              43215
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                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)
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        Registrant's telephone number, including area code (614) 621-9000
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                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)






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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On August 27, 2003, Glimcher Realty Trust's operating partnership, Glimcher Properties Limited Partnership ("GPLP") acquired WestShore Plaza Mall, a fully enclosed regional shopping mall located in Tampa, Florida, from American Freeholds, a Nevada general partnership, which is sponsored by Grosvenor USA. Approximately $100 million of the $152 million purchase price was funded with a new nine-year mortgage loan which bears interest at the fixed rate of 5.09% per annum and requires payments of principal based on a 30-year principal amortization schedule. The additional $52 million was funded using a portion of the net proceeds of the 8.75% Series F Cumulative Redeemable Preferred Share offering that was completed by Glimcher Realty Trust (the "Company") on August 25, 2003. The transaction was consummated pursuant to a Purchase and Sale Agreement entered into on June 30, 2003, as amended on August 5, 2003 and August 26, 2003. Pursuant to the August 26, 2003 amendment, the purchase price was reduced from $153 million to $152 million in accordance with the price allocations set forth therein.

         On August 14, 2003, the Company completed the acquisition of the joint venture interest not previously owned by the Company in Eastland Mall, an enclosed regional mall located in Charlotte, North Carolina, from HIG Mall, LLC, a Florida limited liability company. The Company acquired the remaining 80% interest for $4.75 million in cash. The property had an outstanding mortgage balance of $46.2 million on the acquisition date. The existing mortgage, which originated in 1998, matures on September 11, 2008. The debt bears interest at a fixed rate of 8.50% per annum and requires payments of principal based on a 30-year principal amortization schedule.

         On April 24, 2003, GPLP completed the acquisition from Greyhawke Net Lease Investors III, LLC, a Delaware limited liability company, of the 50% interest not previously owned by the Company in G & G Blaine LLC, and a related parcel of land for approximately $2.96 million in cash. With the completion of this transaction, GPLP is the sole owner of a vacant anchor building and underlying land at Northtown Mall in Minneapolis, Minnesota. Northtown Mall is wholly owned by the Company.

         On March 6, 2003, the Company completed the acquisition of the joint venture interest not previously owned by the Company in Colonial Park Mall, an enclosed regional mall located in Harrisburg, Pennsylvania, from LB Colonial Park LLC, a Delaware limited liability company. The Company acquired the remaining 50% interest for $5.5 million in cash. The property had an outstanding mortgage balance of $34.3 million on the acquisition date. The existing mortgage, which originated in 1997, matures in 2027, with an optional prepayment date in 2007. The debt bears interest at a fixed rate of 7.73% per annum.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     Financial Statements.

                The Company will file by amendment to this Form 8-K the financial statements relating to the acquisitions not later than sixty days after the date that this Form 8-K must be filed.

        (b)     Pro Forma Financial Statements.

                The Company will file by amendment to this Form 8-K the pro forma financial information relating to the acquisitions not later than sixty days after the date that this Form 8-K must be filed.

        (c)     Exhibits.

                Exhibit 10.1 Purchase and Sale Agreement and Escrow Instructions, dated as of June 30, 2003, between American Freeholds, a Nevada general partnership, and Glimcher Properties Limited Partnership, a Delaware limited partnership relating to WestShore Plaza Mall.

                Exhibit 10.2 Second Amendment to WestShore Plaza Purchase and Sales Agreement and Escrow Instructions, dated as of August 26, 2003, between American Freeholds, a Nevada general partnership, and Glimcher Properties Limited Partnership, a Delaware limited partnership, relating to WestShore Plaza Mall.

                Exhibit 10.3 Membership Interest Purchase Agreement, dated as of June 20, 2003, between HIG Mall, LLC, a Florida limited liability company, and Glimcher Properties Limited Partnership, a Delaware limited partnership, relating to Eastland Mall.

                Exhibit 10.4 Promissory Note A1 dated as of August 27, 2003, issued by Glimcher Westshore, LLC in the amount of sixty six million dollars ($66,000,000).

                Exhibit 10.5 Promissory Note A2 dated as of August 27, 2003, issued by Glimcher Westshore, LLC in the amount of thirty four million dollars ($34,000,000).

                Exhibit 10.6 Mortgage, Assignment of Leases and Rents and Security Agreement by Glimcher Westshore, LLC to Morgan Stanley Mortgage Capital, Inc. dated as of August 27, 2003.

                Exhibit 10.7 Guarantee by Glimcher Properties Limited Partnership to Morgan Stanley Mortgage Capital, Inc. dated as of August 27, 2003, relating to WestShore Plaza Mall.




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                Exhibit 10.8 Note dated as of August 11, 1998 issued by Eastland
                Mall Limited Partnership to The Capital Company of America LLC in the amount of forty six million six hundred seventy three thousand two hundred twenty five dollars ($46,673,225).

                Exhibit 10.9 Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of August 11, 1998 by Eastland Mall Limited Partnership to M. Jay Devaney, as Trustee, for the benefit of The Capital Company of America LLC.

                Exhibit 10.10 Promissory Note dated as of October 1, 1997, issued by Catalina Partners, L.P. to Nomura Asset Capital Corporation in the amount of thirty six million ($36,000,000), relating to Colonial Park Mall.

                Exhibit 10.11 Open-end Fee Mortgage, Leasehold Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of October 1, 1997 by Catalina Partners, L.P. to Nomura Asset Capital Corporation, relating to Colonial Park Mall.

                Exhibit 99.1 Press release dated August 27, 2003.

                Exhibit 99.2 Press release dated August 14, 2003.

                Exhibit 99.3 Press release dated May 1, 2003.

                Exhibit 99.4 Press release dated March 6, 2003.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2003


                           GLIMCHER REALTY TRUST



                           By: /s/ William G. Cornely
                               ----------------------------------
                               Name: William G. Cornely
                               Title: Executive Vice President, Chief Operating
                                      Officer and Treasurer




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